                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 17, 1999 included in Westinghouse Air Brake Company's Form 10-K for the year ended December 31, 1998 to all references to our Firm in this registration statement.

                                                         /s/ Arthur Andersen LLP

Pittsburgh, Pennsylvania
October 15, 1999